UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2020

BENITEC BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39267	84-4620206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3940 Trust Way, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 780-0819

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2())

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BNTC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously announced, the Audit Committee of the Board of Directors of Benitec Biopharma Inc. (the “Company”) has engaged Squar Milner LLP (“Squar Milner”) as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2021. On November 1, 2020, Squar Milner combined its practice with Baker Tilly US, LLP (the “Merger”) and the combined firm began practicing as Baker Tilly US, LLP. Accordingly, effective November 1, 2020, Squar Milner effectively resigned as the Company’s independent registered public accounting firm and Baker Tilly US, LLP became the Company’s independent registered public accounting firm. This change in the Company’s independent registered public accounting firm was approved by the Audit Committee on November 1, 2020.

The audit report of Squar Milner on the financial statements of the Company as of and for the year ended June 30, 2020 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to going concern, uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 30, 2020 and 2019, and in the subsequent period through November 1, 2020, the effective date of the Merger, there were (i) no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused them to make reference to the subject matter of the disagreements in their audit report, and (ii) no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Squar Milner with a copy of the disclosure set forth in this Item 4.01 and requested that Squar Milner furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of Squar Milner’s letter, dated November 1, 2020, is attached hereto as Exhibit 16.1.

During the fiscal years ended June 30, 2020 and 2019 and in the subsequent period through November 1, 2020, the effective date of the Merger, neither the Company nor anyone acting on the Company’s behalf, consulted with Baker Tilly US, LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Baker Tilly US, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a “disagreement” as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

16.1	Letter from Squar Milner LLP dated November 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BENITEC BIOPHARMA INC.

Date: November 3, 2020		/s/ Jerel A. Banks
	Name:	Jerel A. Banks
	Title:	Chief Executive Officer